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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

       Date of Report (Date of Earliest event reported): December 30, 2003

                          Commission File No: 000-31735

                          NANOSIGNAL CORPORATION, INC.
                          ----------------------------
             (Exact Name of Registrant as specified in its charter)

        Nevada, USA                                     88-0231200
        -----------                                     ----------
(State of Incorporation)                    (IRS Employer Identification Number)

            3960 Howard Hughes Parkway Suite 560, Las Vegas NV 89109
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Company's telephone number, including area code: (702) 990-3886
                                                 --------------


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ITEM 5.  Other Events and Regulation FD Disclosure

     MicroSignal Corporation (the "Company") has entered into a Beta Testing Agreement with Desert Radiology in Las Vegas, NV for Desert Radiology to perform Beta Testing of the Company's SLICES(TM) Software. Deseret Radiology was granted a non-exclusive, non-transferable license (without a right to sublicense) of the Company's SLICES(TM) Software in conjunction with the Beta Testing.

     The Company has changed its name effective immediately to "NanoSignal Corporation, Inc." and has applied for a new trading symbol with the NASD. The Company's new CUSIP number is 63008S 10 8.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     C. Exhibits

     3(i)         Amendment to the Certificate of Incorporation
     10.2         Copy of the Beta Testing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


January 5, 2004                             NANOSIGNAL CORPORATION, INC.
                                            Formerly known as
                                            MICROSIGNAL CORPORATION

                                            /s/ Dr. Lawrence Madoff
                                            Dr. Lawrence Madoff, CEO